UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 OR 15(d)
               of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 17, 2009
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                             SJW Corp.
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(Exact name of registrant as specified in its charter)

    California                    1-8966          77-0066628
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(State or other jurisdiction   (Commission      (IRS Employer
     of incorporation)         File Number)  Identification No.)

    110 W. Taylor Street, San Jose, California     95110
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(Address of principal executive offices)             (Zip Code)

                             (408) 279-7800
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         Registrant's telephone number, including area code

                             Not Applicable
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  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule
13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On November 17, 2009, SJWTX, Inc., a subsidiary of SJW Corp., entered into an Assets and Water Systems Purchase Agreement (the
"Agreement") with Bexar Metropolitan Water District, a conservation and reclamation district and political subdivision of the State of Texas("BexarMet").

At the time of execution of such Agreement, SJWTX, Inc. will pay approximately $1,304,213 to BexarMet and acquire (i) a 56% interest in the BexarMet 16" pipeline that is approximately seven miles long and that supplies water to both SJWTX, Inc.'s and BexarMet's service areas in Comal County, Texas, and (ii) that interest that is required to bring SJWTX, Inc.'s interest up to approximately 45% in two water tanks and a connecting pipeline and up to 56% in another water tank and other related assets in Comal County that are already jointly owned with BexarMet. All such assets will be referred to below as the "Shared Assets".

SJWTX, Inc. will acquire an additional 24% ownership interest in the Shared Assets over a four year period for an aggregate amount of approximately $1,471,853, payable in quarterly installments.

Pursuant to the Agreement, on or about October 1, 2013, SJWTX, Inc. will file with the Texas Commission of Environmental Quality ("TCEQ") for permission to purchase from BexarMet four public utility water distribution systems, including twelve well sites, one wastewater system, and associated real and personal property, all located in Comal County, Texas. Following the satisfaction of certain closing conditions, including obtaining TCEQ approval, SJWTX, Inc. will purchase such additional assets and BexarMet's remaining 20% interest in the Shared Assets for approximately $1,243,067 plus an amount equal to $1,800 per retail potable water and wastewater customer connection then active in each of the four public utility water distribution systems.



                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  SJW Corp.
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November 17, 2009                 /s/ David A. Green
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                                  David A. Green,
                                  Chief Financial Officer and
                                  Treasurer